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                                                                    EXHIBIT 10.6
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PSA THE BOND MARKET TRADE ASSOCIATION

                                    MASTER
                             REPURCHASE AGREEMENT
                            SEPTEMBER 1996 VERSION
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                                               Dated as of ___________ ___, 1997

Between

MERRILL LYNCH MORTGAGE CAPITAL INC.
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and

HEADLANDS MORTGAGE COMPANY
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1.   APPLICABILITY

     From time to time the parties hereto may enter into transactions in which one party ("Seller") agrees to transfer to the other ("Buyer") securities or other assets ("Securities") against the transfer of funds by Buyer, with a simultaneous agreement by Buyer to transfer to Seller such Securities at a date certain or on demand, against the transfer of funds by Seller. Each such transaction shall be referred to herein as a "Transaction" and, unless otherwise agreed in writing, shall be governed by this Agreement, including any supplemental terms or conditions contained in Annex I hereto and in any other annexes identified herein or therein as applicable hereunder.

2.   DEFINITIONS

     (a) "Act of Insolvency," with respect to any party, (i) the commencement by such party as debtor of any case or proceeding under any bankruptcy, insolvency, reorganization, liquidation, moratorium, dissolution, delinquency or similar law, or such party seeking the appointment or election of a receiver, conservator, trustee, custodian or similar official for such party or any substantial part of its property, or the convening of any meeting of creditors for purposes of commencing any such case or proceeding or seeking such an appointment or election, (ii) the commencement of any such case or proceeding against such party, or another seeking such an appointment or election, or the filing against a party of an application for a protective decree under the provisions of the

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          Securities Investor Protection Act of 1970, which (A) is consented to or not timely contested by such party, (B) results in the entry of an order for relief, such an appointment or election, the issuance of such a protective decree or the entry of an order having a similar effect, or (C) is not dismissed within 15 days, (iii) the making by such party of a general assignment for the benefit of creditors, or
          (iv) the admission in writing by such party of such party's inability to pay such party's debts as they become due;

     (b) "Additional Purchased Securities," Securities provided by Seller to Buyer pursuant to Paragraph 4(a) hereof;

     (c) "Buyer's Margin Amount," with respect to any Transaction as of any date, the amount obtained by application of the Buyer's Margin Percentage to the Repurchase Price for such Transaction as of such date;

     (d) "Buyer's Margin Percentage," with respect to any Transaction as of any date, a percentage (which may be equal to the Seller's Margin Percentage) agreed to by Buyer and Seller or, in the absence of any such agreement, the percentage obtained by dividing the Market Value of the Purchased Securities on the Purchase Date by the Purchase Price on the Purchase Date for Transaction;

     (e)  "Confirmation," the meaning specified in Paragraph 3(b) hereof;

     (f) "Income," with respect to any Security at any time, any principal thereof and all interest, dividends or other distributions thereon;

     (g)  "Margin Deficit," the meaning specified in Paragraph 4(a) hereof;

     (h)  "Margin Excess," the meaning specified in Paragraph 4(b) hereof;

     (i) "Margin Notice Deadline," the time agreed to by the parties in the relevant Confirmation, Annex I hereto or otherwise as the deadline for giving notice requiring same-day satisfaction of margin maintenance obligations as provided in Paragraph 4 hereof (or, in the absence of any such agreement, the deadline for such purposes established in accordance with market practice);

     (j) "Market Value," with respect to any Securities as of any date, the price for such Securities on such date obtained from a generally recognized source agreed to by the parties or the most recent closing bid quotation from such a source, plus accrued Income to the extent not included therein (other than any Income credited or transferred to, or applied to the obligations of, Seller pursuant to Paragraph 5 hereof) as of such date (unless contrary to market practice for such Securities);

     (k) "Price Differential," with respect to any Transaction as of any date, the aggregate amount obtained by daily application of the Pricing Rate for such Transaction to the Purchase Price for such

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          Transaction on a 360-day-per-year basis for the actual number of days during the period commencing on (and including) the Purchase Date for such Transaction and ending on (but excluding) the date of determination (reduced by any amount of such Price Differential previously paid by Seller to Buyer with respect to such Transaction);

     (l) "Pricing Rate," the per annum percentage rate for determination of the Price Differential;

     (m) "Prime Rate," the prime rate of U.S. commercial banks as published in The Wall Street Journal (or, if more than one such rate is published, the average of such rates);

     (n) "Purchase Date," the date on which Purchased Securities are to be transferred by Seller to Buyer;

     (o) "Purchase Price," (i) on the Purchase Date, the price at which Purchased Securities are transferred by Seller to Buyer, and (ii) thereafter, except where Buyer and Seller agree otherwise, such price increased by the amount of any cash transferred by Buyer to Seller pursuant to Paragraph 4(b) hereof and decreased by the amount of any cash transferred by Seller to Buyer pursuant to Paragraph 4(a) hereof or applied to reduce Seller's obligations under clause (ii) of Paragraph 5 hereof;

     (p) "Purchased Securities," the Securities transferred by Seller to Buyer in a Transaction hereunder, and any Securities substituted therefor in accordance with Paragraph 9 hereof. The term "Purchased Securities" with respect to any Transaction at any time also shall include Additional Purchased Securities delivered pursuant to Paragraph 4(a) hereof and shall exclude Securities returned pursuant to Paragraph 4(b) hereof;

     (q) "Repurchase Date," the date on which Seller is to repurchase the Purchased Securities from Buyer, including any date determined by application of the provisions of Paragraph 3(c) or 11 hereof;

     (r) "Repurchase Price," the price at which Purchased Securities are to be transferred from Buyer to Seller upon termination of a Transaction, which will be determined in each case (including Transactions terminable upon demand) as the sum of the Purchase Price and the Price Differential as of the date of such determination;

     (s) "Seller's Margin Amount," with respect to any Transaction as of any date, the amount obtained by application of the Seller's Margin Percentage to the Repurchase Price for such Transaction as of such date;

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     (t)  "Seller's Margin Percentage," with respect to any Transaction as of any date, a percentage (which may be equal to the Buyer's Margin Percentage) agreed to by Buyer and Seller or, in the absence of any such agreement, the percentage obtained by dividing the Market Value of the Purchased Securities on the Purchase Date by the Purchase Price on the Purchase Date for such Transaction.

3.   INITIATION; CONFIRMATION; TERMINATION

     (a) An agreement to enter into a Transaction may be made orally or in writing at the initiation of either Buyer or Seller. On the Purchase Date for the Transaction, the Purchased Securities shall be transferred to Buyer or its agent against the transfer of the Purchased Price to an account of Seller.

     (b) Upon agreeing to enter into a Transaction hereunder, Buyer or Seller (or both), as shall be agreed, shall promptly deliver to the other party a written confirmation of each Transaction (a "Confirmation"). The Confirmation shall describe the Purchased Securities (including CUSIP number, if any), identify Buyer and Seller and set forth (i) the Purchase Date, (ii) the Purchase Price, (iii) the Repurchase Date, unless the Transaction is to be terminable on demand, (iv) the Pricing Rate or Repurchase Price applicable to the Transaction, and (v) any additional terms or conditions of the Transaction not inconsistent with this Agreement. The Confirmation, together with this Agreement, shall constitute conclusive evidence of the terms agreed between Buyer and Seller with respect to the Transaction to which the Confirmation relates, unless with respect to the Confirmation specific objection is made promptly after receipt thereof. In the event of any conflict between the terms of such Confirmation and this Agreement, this Agreement shall prevail.

     (c) In the case of Transactions terminable upon demand, such demand shall be made by Buyer or Seller, no later than such time as is customary in accordance with market practice, by telephone or otherwise on or prior to the business day on which such termination will be effective. On the date specified in such demand, or on the date fixed for termination in the case of Transactions having a fixed term, termination of the Transaction will be effected by transfer to Seller or its agent of the Purchased Securities and any Income in respect thereof received by Buyer (and not previously credited or transferred to, or applied to the obligations of, Seller pursuant to Paragraph 5 hereof) against the transfer of the Repurchase Price to an account of Buyer.

4.   MARGIN MAINTENANCE

     (a) If at any time the aggregate Market Value of all Purchased Securities subject to all Transactions in which a particular party hereto is acting as Buyer is less than the aggregate Buyer's Margin Amount for all such Transactions (a "Margin Deficit"), then Buyer may by notice to Seller require Seller in such

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          Transactions, at Seller's option, to transfer to Buyer cash or additional Securities reasonably acceptable to Buyer ("Additional Purchased Securities"), so that the cash and aggregate Market Value of the Purchased Securities, including any such Additional Purchased Securities, will thereupon equal or exceed such aggregate Buyer's Margin Amount (decreased by the amount of any Margin Deficit as of such date arising from any Transactions in which such Buyer is acting as Seller).

     (b) If at any time the aggregate Market Value of all Purchased Securities subject to all Transactions in which a particular party hereto is acting as Seller exceeds the aggregate Seller's Margin Amount for all such Transactions at such time (a "Margin Excess"), then Seller may by notice to Buyer require Buyer in such Transactions, at Buyer's option, to transfer cash or Purchased Securities to Seller, so that the aggregate Market Value of the Purchased Securities, after deduction of any such cash or any purchased Securities so transferred, will thereupon not exceed such aggregate Seller's Margin Amount (increased by the amount of any Margin Excess as of such date arising from any Transactions in which such Seller is acting as Buyer).

     (c)  If any notice is given by Buyer or Seller under subparagraph (a) or
          (b) of this Paragraph at or before the Margin Notice Deadline on any business day, the party receiving such notice shall transfer cash or Additional Purchased Securities as provided in such subparagraph no later than the close of business in the relevant market on such day. If any such notice is given after the Margin Notice Deadline, the party receiving such notice shall transfer such cash or Securities no later than the close of business in the relevant market on the next business day following such notice.

     (d) Any cash transferred pursuant to this Paragraph shall be attributed to such Transactions as shall be agreed upon by Buyer and Seller.

     (e) Seller and Buyer may agree, with respect to any or all Transactions hereunder, that the respective rights of Buyer or Seller (or both) under subparagraphs (a) and (b) of this Paragraph may be exercised only where a Margin Deficit or a Margin Excess, as the case may be, exceeds a specified dollar amount or a specified percentage of the Repurchase Prices for such Transactions (which amount or percentage shall be agreed to by Buyer and Seller prior to entering into any such Transactions).

     (f) Seller and Buyer may agree, with respect to any or all Transactions hereunder, that the respective rights of Buyer and Seller under subparagraphs (a) and (b) of this Paragraph to require the elimination of a Margin Deficit or a Margin Excess, as the case may be, may be exercised whenever such a Margin Deficit or a Margin Excess exists with respect to any single Transaction hereunder (calculated without regard to any other Transaction outstanding under this Agreement).

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5.   INCOME PAYMENTS

     Seller shall be entitled to receive an amount equal to all Income paid or distributed on or in respect of the Securities that is not otherwise received by Seller, to the full extent it would be so entitled if the Securities had not been sold to Buyer. Buyer shall, as the parties may agree with respect to any Transaction (or, in the absence of any such agreement, as Buyer shall reasonably determine in its discretion), on the date such Income is paid or distributed either (i) transfer to or credit to the account of Seller such Income with respect to any Purchased Securities subject to such Transaction or (ii) with respect to Income paid in cash, apply the Income payment or payments to reduce the amount, if any, to be transferred to Buyer by Seller upon termination of such Transaction. Buyer shall not be obligated to take any action pursuant to the preceding sentence (A) to the extent that such action would result in the creation of a Margin Deficit, unless prior thereto or simultaneously therewith Seller transfers to Buyer cash or Additional Purchased Securities sufficient to eliminate such Margin Deficit, or (B) if an Event of Default with respect to Seller has occurred and is then continuing at the time such Income is paid or distributed.

6.   SECURITY INTEREST

     Although the parties intend that all Transactions hereunder be sales and purchases and not loans, in the event any such Transactions are deemed to be loans, Seller shall be deemed to have pledged to Buyer as security for the performance by Seller of its obligations under each such Transaction, and shall be deemed to have granted to Buyer a security interest in, all of the Purchased Securities with respect to all Transactions hereunder and all Income thereon and other proceeds thereof.

7.   PAYMENT AND TRANSFER

     Unless otherwise mutually agreed, all transfers of funds hereunder shall be in immediately available funds. All Securities transferred by one party hereto to the other party (i) shall be in suitable form for transfer or shall be accompanied by duly executed instruments of transfer or assignment in blank and such other documentation as the party receiving possession may reasonably request, (ii) shall be transferred on the book-entry system of a Federal Reserve Bank, or (iii) shall be transferred by any other method mutually acceptable to Seller and Buyer.

8.   SEGREGATION OF PURCHASED SECURITIES

     To the extent required by applicable law, all Purchased Securities in the possession of Seller shall be segregated from other securities in its possession and shall be identified as subject to this Agreement. Segregation may be accomplished by appropriate identification on the books and records of the holder, including a financial or securities

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     intermediary or a clearing corporation. All of Seller's interest in the
     Purchased Securities shall pass to Buyer on the Purchase Date and, unless otherwise agreed by Buyer and Seller, nothing in this Agreement shall preclude Buyer from engaging in repurchase transactions with the Purchased Securities or otherwise selling, transferring, pledging or hypothecating the Purchased Securities, but no such transaction shall relieve Buyer of its obligations to transfer Purchased Securities to Seller pursuant to Paragraph 3, 4 or 11 hereof, or of Buyer's obligation to credit or pay Income to, or apply Income to the obligations of, Seller pursuant to Paragraph 5 hereof.

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     REQUIRED DISCLOSURE OF TRANSACTIONS IN WHICH THE SELLER RETAINS CUSTODY OF
     THE PURCHASED SECURITIES

     Seller is not permitted to substitute other securities for those subject to this Agreement and therefore must keep Buyer's securities segregated at all times, unless in this Agreement Buyer grants Seller the right to substitute other securities. If Buyer grants the right to substitute, this means that Buyer's securities will likely be commingled with Seller's own securities during the trading day. Buyer is advised that, during any trading day that Buyer's securities are commingled with Seller's securities, they [will]* [may]** be subject to liens granted by Seller to [its clearing bank]* [third parties]** and may be used by Seller for deliveries on other securities transactions. Whenever the securities are commingled, Seller's ability to resegregate substitute securities for Buyer will be subject to Seller's ability to satisfy [the clearing]* [any]** lien to obtain substitute securities.

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     *    Language to be used under 17 C.F.R. (S)403.4(e) if Seller is a government securities broker or dealer other than a financial institution
     ** Language to be used under 17 C.F.R. . (S)403.5(d) if Seller is a financial institution.

9.   SUBSTITUTION

     (a) Seller may, subject to agreement with and acceptance by Buyer, substitute other Securities for any Purchased Securities. Such substitution shall be made by transfer to Buyer of such other Securities and transfer to Seller of such Purchased Securities. After substitution, the substituted Securities shall be deemed to be Purchased Securities.

     (b) In Transactions in which Seller retains custody of Purchased Securities, the parties expressly agree that Buyer shall be deemed, for purposes of subparagraph (a) of this Paragraph, to have agreed to and accepted in this Agreement substitution by Seller of other Securities for Purchased Securities; provided, however, that such other Securities shall have a Market Value at least

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          equal to the Market Value of the Purchased Securities for which they are substituted.

10.  REPRESENTATIONS

     Each of Buyer and Seller represents and warrants to the other that (i) it is duly authorized to execute and deliver this Agreement, to enter into Transactions contemplated hereunder and to perform its obligations hereunder and has taken all necessary action to authorize such execution, delivery and performance, (ii) it will engage in such Transactions as principal (or, if agreed in writing, in the form of an annex hereto or otherwise, in advance of any Transaction by the other party hereto, as agent for a disclosed principal), (iii) the person signing this Agreement on its behalf is duly authorized to do so on its behalf (or on behalf of any such disclosed principal), (iv) it has obtained all authorizations of any governmental body required in connection with this Agreement and the Transactions hereunder and such authorizations are in full force and effect and (v) the execution, delivery and performance of this Agreement and the Transactions hereunder will not violate any law, ordinance, charter, bylaw or rule applicable to it or any agreement by which it is bound or by which any of its assets are affected. On the Purchase Date for any Transaction, Buyer and Seller shall each be deemed to repeat all the foregoing representations made by it.

11.  EVENTS OF DEFAULT

     In the event that (i) Seller fails to transfer or Buyer fails to purchase Purchased Securities upon the applicable Purchase Date, (ii) Seller fails to repurchase or Buyer fails to transfer Purchased Securities upon the applicable Repurchase Date, (iii) Seller or Buyer fails to comply with Paragraph 4 hereof, (iv) Buyer fails, after one business day's notice, to comply with Paragraph 5 hereof, (v) an Act of Insolvency occurs with respect to Seller or Buyer, (vi) any representation made by Seller or Buyer shall have been incorrect or untrue in any material respect when made or repeated or deemed to have been made or repeated, or (vii) Seller or Buyer shall admit to the other its inability to, or its intention not to, perform any of its obligations hereunder (each an "Event of Default"):

     (a) The nondefaulting party may, at its option (which option shall be deemed to have been exercised immediately upon the occurrence of an Act of Insolvency), declare an Event of Default to have occurred hereunder and, upon the exercise or deemed exercise of such option, the Repurchase Date for each Transaction hereunder shall, if it has not already occurred, be deemed immediately to occur (except that, in the event that the Purchase Date for any Transaction has not yet occurred as of the date of such exercise or deemed exercise, such Transaction shall be deemed immediately canceled). The nondefaulting party shall (except upon the occurrence of an Act of Insolvency) give notice to the defaulting party of the exercise of such option as promptly as practicable.

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     (b)  In all Transactions in which the defaulting party is acting as Seller, if the nondefaulting party exercises or is deemed to have exercised the option referred to in subparagraph (a) of this Paragraph, (i) the defaulting party's obligations in such Transactions to repurchase all Purchased Securities, at the Repurchase Price therefor on the Repurchase Date determined in accordance with subparagraph (a) of this Paragraph, shall thereupon become immediately due and payable, (ii) all Income paid after such exercise or deemed exercise shall be retained by the nondefaulting party and applied to the aggregate unpaid Repurchase Prices and any other amounts owing by the defaulting party hereunder, and (iii) the defaulting party shall immediately deliver to the nondefaulting party any Purchased Securities subject to such Transactions then in the defaulting party's possession or control.

     (c) In all Transactions in which the defaulting party is acting as Buyer, upon tender by the nondefaulting party of payment of the aggregate Repurchase Prices for all such Transactions, all right, title and interest in and entitlement to all Purchased Securities subject to such Transactions shall be deemed transferred to the nondefaulting party, and the defaulting party shall deliver all such Purchased Securities to the nondefaulting party.

     (d) If the nondefaulting party exercises or is deemed to have exercised the option referred to in subparagraph (a) of this Paragraph, the nondefaulting party, without prior notice to the defaulting party, may:

          (i) as to Transactions in which the defaulting party is acting as Seller, (A) immediately sell, in a recognized market (or otherwise in a commercially reasonable manner) at such price or prices as the nondefaulting party may reasonably deem satisfactory, any or all Purchased Securities subject to such Transactions and apply the proceeds thereof to the aggregate unpaid Repurchase Prices and any other amounts owing by the defaulting party hereunder or (B) in its sole discretion elect, in lieu of selling all or a portion of such Purchased Securities, to give the defaulting party credit for such Purchased Securities in an amount equal to the price therefor on such date, obtained from a generally recognized source or the most recent closing bid quotation from such a source, against the aggregate unpaid Repurchase Prices and any other amounts owing by the defaulting party hereunder; and

          (ii) as to Transactions in which the defaulting party is acting as Buyer, (A) immediately purchase, in a recognized market (or otherwise in a commercially reasonable manner) at such price or prices as the nondefaulting party may reasonably deem satisfactory, securities ("Replacement Securities") of the same class and amount as any Purchased Securities that are not delivered by the defaulting party to the nondefaulting party as required hereunder or (B) in its sole discretion elect, in lieu of purchasing Replacement Securities, to be deemed to have

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               purchased Replacement Securities at the price therefor on such date, obtained from a generally recognized source or the most recent closing offer quotation from such a source.

          Unless otherwise provided in Annex I, the parties acknowledge and agree that (1) the Securities subject to any Transaction hereunder are instruments traded in a recognized market, (2) in the absence of a generally recognized source for prices or bid or offer quotations for any Security, the nondefaulting party may establish the source therefor in its sole discretion and (3) all prices, bids and offers shall be determined together with accrued Income (except to the extent contrary to market practice with respect to the relevant Securities).

     (e) As to Transactions in which the defaulting party is acting as Buyer, the defaulting party shall be liable to the nondefaulting party for any excess of the price paid (or deemed paid) by the nondefaulting party for Replacement Securities over the Repurchase Price for the Purchased Securities replaced thereby and for any amounts payable by the defaulting party under Paragraph 5 hereof or otherwise hereunder.

     (f) For purposes of this Paragraph 11, the Repurchase Price for each Transaction hereunder in respect of which the defaulting party is acting as Buyer shall not increase above the amount of such Repurchase Price for such Transaction determined as of the date of the exercise or deemed exercise by the nondefaulting party of the option referred to in subparagraph (a) of this Paragraph.

     (g)  The defaulting party shall be liable to the nondefaulting party for
          (i) the amount of all reasonable legal or other expenses incurred by the nondefaulting party in connection with or as a result of an Event of Default, (ii) damages in an amount equal to the cost (including all fees, expenses and commissions) of entering into replacement transactions and entering into or terminating hedge transactions in connection with or as a result of an Event of Default, and (iii) any other loss, damage, cost or expense directly arising or resulting from the occurrence of an Event of Default in respect of a Transaction.

     (h) To the extent permitted by applicable law, the defaulting party shall be liable to the nondefaulting party for interest on any amounts owing by the defaulting party hereunder, from the date the defaulting party becomes liable for such amounts hereunder until such amounts are (i) paid in full by the defaulting party or (ii) satisfied in full by the exercise of the nondefaulting party's rights hereunder. Interest on any sum payable by the defaulting party to the nondefaulting party under this Paragraph 11(h) shall be at a rate equal to the greater of the Pricing Rate for the relevant Transaction or the Prime Rate.

     (j) The nondefaulting party shall have, in addition to its rights hereunder, any rights otherwise available to it under any other agreement or applicable law.

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12.  SINGLE AGREEMENT

     Buyer and Seller acknowledge that, and have entered hereunto and will enter into each Transaction hereunder in consideration of and in reliance upon the fact that, all Transactions hereunder constitute a single business and contractual relationship and have been made in consideration of each other. Accordingly, each of Buyer and Seller agrees (i) to perform all of its obligations in respect of each Transaction hereunder, and that a default in the performance of any such obligations shall constitute a default by it in respect of all Transactions hereunder, (ii) that each of them shall be entitled to set off claims and apply property held by them in respect of any Transaction against obligations owing to them in respect of any other Transactions hereunder and (iii) that payments, deliveries and other transfers made by either of them in respect of any Transaction shall be deemed to have been made in consideration of payments, deliveries and other transfers in respect of any other Transactions hereunder, and the obligations to make any such payments, deliveries and other transfers may be applied against each other and netted.

13.  NOTICES AND OTHER COMMUNICATIONS

     Any and all notices, statements, demands or other communications hereunder may be given by a party to the other by mail, facsimile, telegraph, messenger or otherwise to the address specified in Annex II hereto, or so sent to such party at any other place specified in a notice of change of address hereafter received by the other. All notices, demands and requests hereunder may be made orally, to be confirmed promptly in writing, or by other communication as specified in the preceding sentence.

14.  ENTIRE AGREEMENT; SEVERABILITY

     This Agreement shall supersede any existing agreements between the parties containing general terms and conditions for repurchase transactions. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

15.  NON-ASSIGNABILITY; TERMINATION

     (a) The rights and obligations of the parties under this Agreement and under any Transaction shall not be assigned by either party without the prior written consent of the other party, and any such assignment without the prior written consent of the other party shall be null and void. Subject to the foregoing, this Agreement and any Transactions shall be binding upon and shall inure to the benefit of the parties and their respective successors and assigns. This Agreement may be terminated by either party upon giving written notice to the

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          other, except that this Agreement shall, notwithstanding such notice, remain applicable to any Transactions then outstanding.

     (b) Subparagraph (a) of this Paragraph 15 shall not preclude a party from assigning, charging or otherwise dealing with all or any part of its interest in any sum payable to it under Paragraph 11 hereof.

16.  GOVERNING LAW

     This Agreement shall be governed by the laws of the State of New York without giving effect to the conflict of law principles thereof.

17.  NO WAIVERS, ETC.

     No express or implied waiver of any Event of Default by either party shall constitute a waiver of any other Event of Default and no exercise of any remedy hereunder by any party shall constitute a waiver of its right to exercise any other remedy hereunder. No modification or waiver of any provision of this Agreement and no consent by any party to a departure herefrom shall be effective unless and until such shall be in writing and duly executed by both of the parties hereto. Without limitation on any of the foregoing, the failure to give notice pursuant to Paragraph 4(a) or 4(b) hereof will not constitute a waiver of any right to do so at a later date.

18.  USE OF EMPLOYEE PLAN ASSETS

     (a) If assets of an employee benefit plan subject to any provision of the Employee Retirement Income Security Act of 1974 ("ERISA") are intended to be used by either party hereto (the "Plan Party") in a Transaction, the Plan Party shall so notify the other party prior to the Transaction. The Plan Party shall represent in writing to the other party that the Transaction does not constitute a prohibited transaction under ERISA or is otherwise exempt therefrom, and the other party may proceed in reliance thereon but shall not be required so to proceed.

     (b) Subject to the last sentence of subparagraph (a) of this Paragraph, any such Transaction shall proceed only if Seller furnishes or has furnished to Buyer its most recent available audited statement of its financial condition and its most recent subsequent unaudited statement of its financial condition.

     (c) By entering into a Transaction pursuant to this Paragraph, Seller shall be deemed (i) to represent to Buyer that since the date of Seller's latest such financial statements, there has been no material adverse change in Seller's financial condition which Seller has not disclosed to Buyer, and (ii) to agree to provide Buyer with future audited and unaudited statements of its financial condition as they are issued, so long as it is a Seller in any outstanding Transaction involving a Party Plan.

19.  INTENT

     (a) The parties recognize that each Transaction is a "repurchase agreement" as that term is defined in Section 101 of Title 11 of the United States Code, as amended (except insofar as the type of Securities subject to such Transaction or the term of such Transaction would render such definition inapplicable), and a "securities contract" as that term is defined in Section 741 of Title 11 of the United States Code, as amended (except insofar as the type of assets subject to such Transaction would render such definition inapplicable).

     (b) It is understood that either party's right to liquidate Securities delivered to it in connection with Transactions hereunder or to exercise any other remedies pursuant to Paragraph 11 hereof is a contractual right to liquidate such Transaction as described in Sections 555 and 559 of Title 11 of the United States Code, as amended.

     (c) The parties agree and acknowledge that if a party hereto is an "insured depository institution," as such term is defined in the Federal Deposit Insurance Act, as amended ("FDIA"), then each Transaction hereunder is a "qualified financial contract," as that term is defined in FDIA and any rules, orders or policy statements thereunder (except insofar as the type of assets subject to such Transaction would render such definition inapplicable).

     (d) It is understood that this Agreement constitutes a "netting contract" as defined in and subject to Title IV of the Federal Deposit Insurance Corporation Improvement Act of 1991 ("FDICIA") and each payment entitlement and payment obligation under any Transaction hereunder shall constitute a "covered contractual payment entitlement" or "covered contractual payment obligation," respectively, as defined in and subject to FDICIA (except insofar as one or both of the parties is not a "financial institution" as that term is defined in FDICIA).

20.  DISCLOSURE RELATING TO CERTAIN FEDERAL PROTECTIONS

     The parties acknowledge that they have been advised that:

     (a) in the case of Transactions in which one of the parties is a broker or dealer registered with the Securities and Exchange Commission ("SEC") under Section 15 of the Securities Exchange Act of 1934 ("1934 Act"), the Securities Investor Protection Corporation has taken the position that the provisions of the Securities Investor Protection Act of 1970 ("SIPA") do not protect the other party with respect to any Transaction hereunder;

     (b) in the case of Transactions in which one of the parties is a governmental securities broker or a government securities dealer registered with the SEC under Section 15C of the 1934 Act, SIPA will not provide protection to the other party with respect to any Transaction hereunder; and

     (c) in the case of Transactions in which one of the parties is a financial institution, funds held by the financial institution pursuant to a Transaction hereunder are not a deposit and therefore are not insured by the Federal Deposit Insurance Corporation or the National Credit Union Share Insurance Fund, as applicable.



MERRILL LYNCH MORTGAGE              HEADLANDS MORTGAGE COMPANY
CAPITAL INC.


By:_________________________        By:_________________________

Title:______________________        Title:______________________

Date:_______________________        Date:_______________________

                                                                  EXECUTION COPY

                                    ANNEX I
                                  (continued)

              SUPPLEMENTAL TERMS TO MASTER REPURCHASE AGREEMENT,
                     DATED AS OF SEPTEMBER 11, 1996, AMONG
                      MERRILL LYNCH MORTGAGE CAPITAL INC.
                                      AND
                       MERRILL LYNCH CREDIT CORPORATION
                                      AND
                          HEADLANDS MORTGAGE COMPANY


1.   APPLICABILITY. These Supplemental Terms (the "Supplemental Terms") to
     -------------
     Master Repurchase Agreement (the "Master Repurchase Agreement", and collectively with these Supplemental Terms, the "Agreement") modify the terms and conditions under which the parties hereto, from time to time, enter into Transactions. To the extent that these Supplemental Terms conflict with the terms of the Master Repurchase Agreement, these Supplemental Terms shall control.

2.   ADDITIONAL DEFINITIONS.
     ----------------------

     Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Master Repurchase Agreement. Capitalized terms used in the Master Repurchase Agreement whose definitions are modified in these Supplemental Terms shall, for all purposes of the Agreement, be deemed to have such modified definitions.

     "Agency" shall refer to GNMA, FNMA or FHLMC, as the case may be.

     "B Quality Non-Conforming Mortgage Loans" shall refer to Mortgage Loans qualified under the "B First Lien Standard Program Parameters" described in the HMC Guide.

     "Buyer" shall mean MLCC, in the case of Home Equity Loans, and MLMCI in all other cases.

     "Buyer's Margin Amount" shall have the meaning set forth in the Master Repurchase Agreement except that the percentage referred to therein for each Transaction shall be specified in the related Confirmation.

     "C Quality Non-Conforming Mortgage Loans" shall refer to Mortgage Loans qualified under the "C First Lien Standard Program Parameters" described in the HMC Guide.

     "Cash Purchase Price" shall refer the cash price, and to the corresponding cash proceeds, to be paid by a Trade Investor, under its cash purchase program, for Mortgage Loans sold by HMC that are the subject of a Transaction.

     "Committed Mortgage Loan" shall refer to a Mortgage Loan that has been assigned a commitment number by HMC, which commitment number has been communicated by HMC to the Custodian in accordance with the Custody Agreement, indicating that such Mortgage Loan (i) is the subject of a Trade Commitment that has been assigned to Buyer or (ii) is to be included in a pool of Mortgage Loans backing a Mortgage-Backed Security and evidence thereof, satisfactory to Buyer in its sole discretion, has been provided to Buyer.

     "Confirmation" shall have the meaning set forth in the Master Repurchase Agreement but shall be substantially in the form attached hereto as Exhibit A hereto.

     "Covenant Compliance Certificate" shall have the meaning set forth in Paragraph 12 of these Supplemental Terms.

     "Custody Agreement" shall refer to the Tri-Party Custody Agreement, dated as of September 11, 1996, by and among MLMCI, MLCC, HMC and the Custodian named therein, as the same may be modified and amended from time to time.

     "Custodian" shall refer to the custodian under the Custody Agreement.

     "Custody Receipt" shall refer to the Collateral Submission Summary substantially in the form attached as an exhibit to the Custody Agreement.

     "FHLMC" shall refer to the Federal Home Loan Mortgage Corporation.

     "First Mortgage Loans" shall refer to the fixed or adjustable rate mortgage loans secured by first liens on single family residential real property (including, without limitation, planned unit developments) certain documents relating to which have been delivered to the Custodian pursuant to the Custody Agreement.

     "FNMA" shall refer to the Federal National Mortgage Association.

     "Funding Request" shall refer to the request of HMC for the funding of a Transaction substantially in the form of Exhibit B.

     "GNMA" shall refer to the Government National Mortgage Association.

     "HMC" shall refer to Headlands Mortgage Company.

     "HMC Guide" shall refer to the HMC origination procedures previously provided in writing to Buyer, as such guide may hereafter from time to time be amended with the written approval of Buyer.

     "Home Equity Loans" shall refer to the fixed or adjustable rate, open or closed end, home equity credit line loans made or to be made in the future under certain home equity credit line loan agreements.

     "Jumbo Mortgage Loans" shall refer to any Mortgage Loans so designated by HMC and acceptable to Buyer, in its sole discretion, and which (i) have been underwritten generally in accordance with Agency standards and (ii) would be considered to be of not less than A- quality according to current industry standards.

     "MLCC" shall refer to Merrill Lynch Credit Corporation.

     "MLMCI" shall refer to Merrill Lynch Mortgage Capital Inc.

     "Mortgage-Backed Securities" shall refer to mortgage-backed securities backed by Mortgage Loans and issued by an issuer other than an Agency.

     "Mortgage Loans" shall refer to First Mortgage Loans or Home Equity Loans, as applicable.

     "Securities" shall, in addition to the definition set forth in the Master Repurchase Agreement, refer to Mortgage Loans; provided, however, that such Mortgage Loans shall not be deemed to be securities for the purposes of any securities or blue sky laws.

     "Seller" shall in all cases under the Master Repurchase Agreement and these Supplemental Terms, refer to HMC.

     "Seller's Margin Amount" shall have the meaning set forth in the Master Repurchase Agreement except that the percentage referred to therein for each Transaction shall be specified in the related Confirmation.

     "Trade Assignment" shall refer to an assignment, substantially in the form attached hereto as Exhibit C, executed by HMC in favor of Buyer assigning or pledging all of HMC's rights under a Trade Commitment.

     "Trade Commitment" shall refer to a trade confirmation or similar document from the Trade Investor to HMC confirming the details of a mandatory forward trade or similar arrangement reasonably acceptable to Buyer between the Trade Investor and HMC with respect to one or more Mortgage Loans, which trade confirmation or similar document shall be valid, binding and in full force and effect and relate to pools of Mortgage Loans that satisfy the "good delivery standard" of the Public Securities Association as set forth in the Public Securities
                                                       -----------------
     Association Uniform Practices Guide.
     -----------------------------------

     "Trade Investor" shall refer to a securities dealer, financial institution or other entity, reasonably acceptable to Buyer, who has made a Trade Commitment.

     "Transaction" shall, in addition to the definition set forth in the Master Repurchase Agreement, refer to substitutions pursuant to Paragraph 9 of the Master Repurchase Agreement.

     "Warehouse Facilities" shall refer to the that certain Mortgage Loan Warehouse Agreement dated October 24, 1994 by and among HMC, The First National Bank of Chicago, as administrative agent, and the lenders named therein, as the same may be amended or modified from time to time.

3.   MODIFICATIONS TO MASTER REPURCHASE AGREEMENT.
     --------------------------------------------

     (a) All references to Buyer in the Master Repurchase Agreement shall be deemed to be references to MLMCI or MLCC, as applicable, and all references to Seller in the Master Repurchase Agreement shall be deemed to be references to HMC.

     (b) Paragraph 11(d)(ii) of the Master Repurchase Agreement is hereby deleted in its entirety and restated as follows:

               (ii) as to Transactions in which the defaulting party is Buyer, (A) purchase securities or mortgage loans (collectively, "Replacement Securities") of the same class and amount, in the case of securities, and of substantially the same maturity, principal amount and interest rate as any Mortgage Loans that are not delivered by the defaulting party to the nondefaulting party as required hereunder or
          (B) in its sole discretion elect, in lieu of purchasing Replacement Securities, to be deemed to have purchased Replacement Securities at the price therefor on such date, calculated as the average of the prices obtained from three nationally recognized registered broker/dealers that buy and sell comparable mortgage loans in the secondary market.

4.   FUNDING REQUESTS; CONFIRMATIONS.
     -------------------------------

     (a) Each Funding Request shall be prepared and duly executed by HMC and delivered to Buyer prior to 5:00 p.m., New York City time, on the business day prior to the proposed Purchase Date for the related Transaction. Each such Funding Request delivered by HMC to Buyer shall be acceptable to Buyer in its sole discretion.

     (b) Each Confirmation shall be prepared and duly executed by HMC and delivered to Buyer prior to 5:00 p.m., New York City time, on the business day prior to the proposed Purchase Date for the related Transaction. Each such Confirmation delivered by HMC to Buyer shall be complete in every respect other than the Purchase Price, the Pricing Rate, the percentage used to determine Buyer's and Seller's Margin Amount and the execution thereof by Buyer. Buyer shall, as soon as practicable on the Buyer Purchase Date, deliver to HMC a completed Confirmation related to such Transaction executed by Buyer.

     (c) Each Confirmation shall be binding upon the parties hereto unless written notice of objection is given by the objecting party to the other party within one (1) business day after Buyer has delivered the completed Confirmation to HMC.

     (d) Notwithstanding the last sentence of Paragraph 3(b) of the Master Repurchase Agreement, in the event of any conflict between the terms of a Confirmation and the Agreement, such Confirmation shall prevail.

5.   INCOME PAYMENTS. All payments and distributions, whether in cash or in
     ---------------
     kind, made on or with respect to the Mortgage Loans shall, unless otherwise mutually agreed by Buyer and HMC, be paid, delivered or transferred, so long as an Event of Default on the part of HMC or an Additional Event of Termination set forth in Paragraph 11 of these Supplemental Terms shall not have occurred and be continuing, directly to HMC from the related mortgagor.

6.   MARKET VALUE DETERMINATION. Buyer shall determine the Market Value for the
     --------------------------
     Mortgage Loans in its reasonable business judgment from time to time and at such time as it may elect in its sole discretion; provided, however, that Buyer shall not take into account any Mortgage Loan that has been delinquent for at least forty-five (45) days or any Mortgage Loan with respect to which there is a breach of a representation, warranty or covenant made by HMC in the Agreement or the Custody Agreement that materially and adversely affects Buyer's interest in such Mortgage Loan and which breach has not been cured prior to the date on which Market Value is being determined.

7.   INTENT OF THE PARTIES; SECURITY INTEREST.
     ----------------------------------------

     (a) Each Transaction involving Mortgage Loans is entered into in contemplation of (i) the sale of Mortgage Loans to a Trade Investor or (ii) the issuance of Mortgage-Backed Securities. The parties intend that, in the case of clause (i) of the preceding sentence, the Cash Purchase Price relating to such Mortgage Loans will be paid by the related Trade Investor through the Custodian to Buyer.

     (b) In the event, for any reason, any Transaction is construed by any court as a secured loan rather than a purchase and sale, the parties intend that Buyer shall have a perfected first priority security interest in all of the Mortgage Loans.

     (c) HMC shall pay all fees and expenses associated with perfecting such security interest.

8.   DELIVERY OF ADDITIONAL DOCUMENTS.
     --------------------------------

     (a) HMC shall, simultaneously with the funding of each Transaction, deliver directly to Buyer, in the case of clause (iii) below and to Buyer through the Custodian the following documents:

     (i)   A fully executed Custody Receipt and all other applicable
                    documents required by the Custody Agreement;

     (ii)  In the case of a Transaction involving Mortgage Loans that are
                    Committed Mortgage Loans intended to be sold to a Trade Investor, and within one business day of its becoming such a Committed Mortgage Loan in the case of any Mortgage Loans that were not such Committed Mortgage Loans at the time the related Transaction was funded, evidence of the related Trade Commitment; and

     (iii) In the case of a Transaction involving Mortgage Loans that are
                    Committed Mortgage Loans intended to back a Mortgage-Backed Security, and within one business day of its becoming such a Committed Mortgage Loan in the case of any Mortgage Loans that were not such Committed Mortgage Loans at the time the related Transaction was funded, evidence satisfactory to Buyer in its sole discretion that such Mortgage Loans will back a Mortgage-Backed Security.

     (b) HMC shall deliver to Buyer on a weekly basis (or more frequently if requested by Buyer), an investor commitment report, substantially in the form attached hereto as Exhibit D, listing the existing commitments of Trade Investors relating to any outstanding Funding Requests.

9.   REPRESENTATIONS, WARRANTIES AND COVENANTS.
     -----------------------------------------

     (a) Each party represents and warrants, and shall on and as of the Purchase Date of any Transaction be deemed to represent and warrant, as follows:

          (i) The execution, delivery and performance of the Agreement and the performance of each Transaction do not and will not result in or require the creation of any lien, security interest or other charge or encumbrance (other than pursuant hereto) upon or with respect to any of its properties;

     (ii) The Agreement is, and each Transaction when entered into under the Agreement will be, a legal, valid and binding obligation of it enforceable against it in accordance with the terms of the Agreement, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law); and

     (iii) Since the date of the most recent balance sheet or financial statement delivered by it pursuant to Paragraph 12 hereof, there has been no material adverse change in its financial condition or results of operations.

     (b) HMC represents and warrants as to each Transaction and the Mortgage Loans relating thereto as of the Purchase Date of such Transaction as follows:

          (i) All information provided by HMC to Buyer concerning the Mortgage Loans is true and correct;

     (ii) All data and other information provided by or on behalf of HMC to the Custodian, whether in writing, by electronic transmission or on computer tape or diskette or otherwise, is true and correct;

     (iii) HMC is servicing each Mortgage Loan in strict conformity with the servicing standards described in Paragraph 16(b) of these Supplemental Terms;

     (iv) Each Mortgage Loan purchased by Buyer under the Agreement conforms to the requirements for securitization of whole loan collateral into publicly offered mortgage pass-through certificates pursuant to the shelf registration statements of such entities as may be acceptable to Buyer in its sole discretion;

     (v) With respect to each Transaction involving Home Equity Loans, Seller possesses all licenses, certificates, authorities or permits issued by the appropriate regulatory authorities necessary to originate, purchase, sell and hold such Home Equity Loans;

     (vi) Each Mortgage Loan conforms in all respects to either (1) Seller's underwriting guidelines, as set forth in the written description thereof supplied by Seller to Buyer on or prior to the date of this Agreement (with such amendments thereto, from time to time, as may be acceptable to Buyer and as are evidenced by the written acknowledgment of Buyer) or (2) such other standards as may be acceptable to Buyer, as evidenced by the written acknowledgment of Buyer;

     (vii) Each Mortgage Loan that is a Committed Mortgage Loan conforms in all respects with all requirements of any Trade Commitment or Mortgage-Backed Securities relating thereto; and

     (viii) Each Trade Commitment assigned or pledged by HMC to Buyer pursuant to a Trade Assignment is enforceable by Buyer against the related Trade Investor.

     (c)    HMC covenants with Buyer as follows:

            (i) HMC shall notify Buyer of any changes in the terms of, or the parties to, the Warehouse Facilities within twenty-four (24) hours of HMC becoming aware of such changes, whether or not such changes have yet become effective;

     (ii)   Without Buyer's express prior written approval, HMC shall not execute, in favor of any third party other than Buyer, any assignment of rights held or purportedly held by HMC under a given Trade Commitment;

     (iii)  All financial and other covenants made by HMC under the Warehouse
                  Facilities shall be deemed to be made directly to Buyer as though fully set forth herein; provided, however, that any
                                                 --------  -------
                  such covenants that require HMC to obtain Buyer's consent prior to entering into financing arrangements (other than the Transactions contemplated hereby) shall be deemed to merely require prior written notice by HMC to Buyer of such financing arrangements without any requirement for the consent of Buyer;

     (iv) HMC shall, immediately prior to a Mortgage Loan becoming subject to the Agreement, own such Mortgage Loan free and clear of any lien, security interest, option or encumbrance;

          (v) HMC shall deliver to Buyer the Covenant Compliance Certificate referred to in Paragraph 12 of these Supplemental Terms by the same manner of delivery and at the same time as HMC is required to deliver it under the Warehouse Facilities, and Buyer may rely on such Covenant Compliance Certificate as if it were a direct addressee;

     (vi) HMC shall service the Mortgage Loans in accordance with the provisions of Paragraph 16 of these Supplemental Terms;

     (vii) HMC shall promptly notify Buyer after the occurrence of any change contemplated by Paragraph 11(a) of these Supplemental Terms;

     (viii) Each Mortgage Loan, other than a Home Equity Loan, that is not a Committed Mortgage Loan at the time it became subject to the Agreement will become a Committed Mortgage Loan within 90 days of its initially becoming subject to the Agreement and each Home Equity Loan that is not a Committed Mortgage Loan at the time it became subject to the Agreement will become a Committed Mortgage Loan within 120 days of its initially becoming subject to the Agreement;

     (ix) Notwithstanding any other provision of the Agreement and as of any date of determination, no more than 20% of the Mortgage Loans (determined on the basis of the outstanding principal amount of each Mortgage Loan on the date that such Mortgage Loan first becomes subject to the Agreement) shall have outstanding principal balances in excess of $500,000;

         (x) Notwithstanding any other provision of the Agreement, no B Quality Non-Conforming Mortgage Loan or C Quality Non-Conforming Mortgage Loan or Jumbo Mortgage Loan shall be subject to the Agreement or to the Custody Agreement for more than 120 days in aggregate;

     (xi) Notwithstanding any other provisions of the Agreement, if not sold within 120 days of the date hereof, no Home Equity Loan shall be subject to the

               Agreement or to the Custody Agreement for more than 180 days in aggregate;

     (xii) HMC will maintain on its Mortgage Loans which are Committed Mortgage Loans a Trade Commitment or evidence that such Committed Mortgage Loans will back a Mortgage-Backed Security in form and substance acceptable to Buyer;

     (xiii) HMC will provide Buyer upon reasonable request evidence satisfactory to Buyer of any Trade Commitment or evidence of securitization applicable to Mortgage Loans which are Committed Mortgage Loans;

     (xiv) On an ongoing basis, at HMC's expense without request of Buyer, HMC shall provide Buyer with HMC's audited year-end balance sheet and income statement within 120 days after the end of HMC's fiscal year and HMC's unaudited (or, if available, audited) quarterly balance sheet and income statement within 90 days after the end of each of HMC's three other fiscal quarters;

     (xv) Each Mortgage Loan that is not a Committed Mortgage Loan will at all times be the subject of hedging techniques established by HMC that are reasonable and customary in the mortgage banking industry; and

     (xvi) HMC shall, upon the request of Buyer, provide evidence in form and substance satisfactory to Buyer indicating that the Mortgage Loans referred to in clause (xv) above are in fact subject to hedging techniques established by HMC or by a firm that specializes in hedging techniques and is acceptable to Buyer.

10.  EVENTS OF DEFAULT.
     -----------------

     (a) The term "Event of Default" shall, in addition to the definition set forth in the Master Repurchase Agreement, include the following events:

          (i) Any governmental or self-regulatory authority shall take possession of Buyer or HMC or all or substantially all its property or appoint any such trustee, receiver, conservator or other official, or such party shall take any action to authorize any of the actions set forth in this clause (i).

     (ii) Buyer or HMC shall have reasonably determined that the other party is or will be unable to meet its commitments under the Agreement, shall have notified such other party of such determination and such other party shall not have responded with appropriate information to the contrary to the satisfaction of the notifying party within twenty-four (24) hours.

     (iii) A final judgment by any competent court in the United States of America for the payment of money in an amount of at least $100,000 is rendered against the defaulting party, and the same remains undischarged or unpaid for a period of 60 days during which execution of such judgment is not effectively stayed.

     (iv) The Agreement shall for any reason cease to create a valid, first priority security interest in any of the Mortgage Loans purported to be covered thereby; provided, however, that such circumstance
                                      --------  -------
               shall not constitute an Event of Default if, after determining the Market Value of the Mortgage Loans without taking into account the Mortgage Loans with respect to which such circumstance has occurred, no other Event of Default shall have occurred and be continuing.

     (v) Any representation or warranty made by HMC in the Agreement or the Custody Agreement shall have been incorrect or untrue when made or repeated or when deemed to have been made or repeated and Buyer's interests shall have been materially adversely affected thereby.

     (vi) HMC shall breach any covenant in the Agreement or the Custody Agreement and Buyer's interests shall have been materially adversely affected thereby.

     (vii) An Act of Insolvency shall occur with respect to HMC or a controlling entity of HMC.

     (b) In addition to the other remedies available to Buyer or HMC upon the occurrence and during the continuance of an Event of Default by the other party, Buyer shall have the following additional remedies upon the occurrence and during the continuance of an Event of Default by
           HMC:

       (i) All rights of HMC to receive payments which it would otherwise be authorized to receive pursuant to Paragraph 5 of these Supplemental Terms shall cease, and all such rights shall thereupon become vested in Buyer, which shall thereupon have the sole right to receive such payments and apply them to the aggregate unpaid Repurchase Prices owed by HMC.

     (ii) All payments that are received by HMC contrary to the provisions of the preceding clause (i) shall be received in trust for the benefit of Buyer and shall be segregated from other funds of HMC.

     (c) Any sale of Mortgage Loans under Paragraph 11 of the Master Repurchase Agreement shall be conducted in a commercially reasonable manner.

     (d) Expenses incurred in connection with an Event of Default shall include without limitation those costs and expenses incurred by the nondefaulting party as a result of the early termination of any repurchase agreement or reverse repurchase agreement entered into by the nondefaulting party in connection with the Transaction then in default.

     (c) HMC acknowledges that any delay in the ability of Buyer to exercise its remedies pursuant to Paragraph 11 of the Master Repurchase Agreement shall result in irrep arable injury to Buyer.

11.  ADDITIONAL EVENTS OF TERMINATION.
     --------------------------------

     At the option of Buyer, exercised by written notice to HMC, the Repurchase Date for any or all Transactions under the Agreement shall be deemed to immediately occur (except as provided below with respect to subparagraph
     (d)) in the event that:

     (a) In the reasonable judgment of Buyer a material adverse change shall have occurred in the business, operations, properties, prospects or condition (financial or otherwise) of HMC;

     (b) Buyer shall request written assurances as to the financial well-being of HMC and such assurances shall not have been provided within twenty-four (24) hours of such request;

     (c) HMC shall be in default with respect to any normal and customary covenants under any material contract or agreement to which it is a party which default permits acceleration of the obligations of HMC under such contract or agreement by any other party thereto;

     (d) The senior debt obligations or short-term debt obligations of Merrill Lynch & Co., Inc. shall be rated below the four highest generic grades (without regard to any pluses or minuses reflecting gradations within such generic grades) by any nationally recognized statistical rating organization;

     (e) HMC shall merge or consolidate into any entity unless the surviving or resulting entity shall be satisfactory to Buyer and such entity expressly assumes by written agreement, executed and delivered to Buyer in form and substance satisfactory to Buyer, the performance of all of HMC's duties and obligations hereunder and under the Custody Agreement;

     (f) A firm of independent accountants shall have failed to issue an opinion or shall have issued a qualified opinion in connection with the most recent audited financial statements of HMC;

     (g) Any B Quality Non-Conforming Mortgage Loan or C Quality Non-Conforming Mortgage Loan or Jumbo Mortgage Loan shall have been subject to the Agreement or to the Custody Agreement for more than 120 days in aggregate; and

     (h) Any Home Equity Loan shall have been subject to the Agreement or to the Custody Agreement for more than 180 days in aggregate.

     In the event that the condition contemplated by subparagraph (d) shall occur and Buyer shall provide the aforementioned written notice to HMC, then the Repurchase Date for any or all Transactions under the Agreement designated by Buyer shall occur upon the earlier of (i) the date 30 days after Buyer provides such notice to HMC and (ii) the date that would otherwise be the Repurchase Date for each designated Transaction if no such notice had been given. The acceleration of the Repurchase Date as provided in this Paragraph 11 shall be in addition to any other rights of the parties to cause such an acceleration under the Agreement.

12.  FINANCIAL STATEMENTS.
     --------------------

     (a) As of the date hereof, Buyer and HMC shall each provide the other with its audited year-end financial statements and its most recent available interim financial statement. Buyer and HMC shall from time to time each provide the other with audited year-end financial statements and additional available interim financial statements upon such other party 's reasonable request.

     (b) HMC shall provide Buyer, at the expense of HMC without request of Buyer, with all periodic unaudited balance sheets and income statements from time to time as soon after the preparation thereof as practicable. In addition, HMC shall deliver to Buyer the quarterly certificate (the "Covenant Compliance Certificate") required to be delivered to the lending banks under the Warehouse Facilities and Buyer shall be permitted to rely on such Covenant Compliance Certificate to the same extent as such lending banks.

     (c) Each delivery of Mortgage Loans by HMC to Buyer hereunder will constitute a representation by HMC that there has been no material adverse change in HMC's financial condition not disclosed to Buyer since the date of HMC's most recent unaudited balance sheet or income statement delivered to Buyer. HMC shall provide Buyer, from time to time at HMC's expense, with such information of a financial or operational nature as Buyer may reasonably request promptly upon receipt of such request.

13.  REPURCHASE PRICE; PRICE DIFFERENTIAL. The Price Differential shall be
     ------------------------------------
     payable in arrears with respect to each Transaction, together with the Purchase Price therefor, on the termination date for the related Transaction or as may be otherwise mutually agreed upon by the parties and as specified in the related Confirmation. Payment of the Repurchase Price (including the Price Differential) shall be made by wire transfer in immediately available funds.

14.  ADDITIONAL INFORMATION; CONFIDENTIALITY.
     ---------------------------------------

     (a) At any reasonable time HMC shall permit Buyer, its agents or attorneys, to inspect and copy any and all documents and data in their possession pertaining to each Mortgage Loan that is the subject of any Transaction. Such inspection shall occur upon the request of Buyer at a mutually agreeable location during regular business hours and on a date not more than two (2) business days after the date of such request.

     (b) HMC agrees to provide Buyer from time to time with such information concerning HMC of a financial or operational nature as Buyer may reasonably request.

     (c) HMC acknowledges that the Agreement and the Custody Agreement are confidential in nature and HMC agrees that, unless otherwise directed by a court of competent jurisdiction or as may be required by federal or state law (which determination as to federal or state law shall be based upon written advice of counsel), it shall limit the distribution of such documents to its officers, employees, attorneys, accountants and agents as required in order to conduct its business with Buyer.

15.  MARGIN MAINTENANCE. Paragraph 4(a) of the Master Repurchase Agreement is
     ------------------
     hereby modified to provide that if the notice to be given by Buyer to HMC under such paragraph is given at or prior to 10:00 a.m. New York City time on a business day, HMC shall transfer the cash or Additional Purchased Securities to Buyer (in the manner contemplated by the Agreement and the Custody Agreement) prior to the close of business in New York City on the date of such notice, and if such notice is given after

     10:00 a.m. New York City time, HMC shall transfer the cash or Additional Purchased Securities (in the manner as aforesaid) prior to the close of business in New York City on the business day following the date of such notice.

16.  SERVICING ARRANGEMENTS.
     ----------------------

     (a) The parties hereto agree and acknowledge that, notwith standing the purchase and sale of the Mortgage Loans contemplated hereby, HMC shall continue to service the Mortgage Loans for the benefit of Buyer and, if Buyer shall exercise its rights to sell the Mortgage Loans pursuant to the Agreement, Buyer's assigns; provided, however, that the
                                             --------  -------
          obligation of HMC to service Mortgage Loans for the benefit of Buyer as aforesaid shall cease upon the repurchase of Mortgage Loans by or on behalf of HMC.

     (b) HMC shall service and administer the Mortgage Loans in accordance with prudent mortgage loan servicing standards and procedures generally accepted in the mortgage banking industry. HMC shall at all times maintain accurate and complete records of its servicing of the Mortgage Loans.

     (c) HMC shall provide Buyer and its permitted assigns with periodic reports concerning the Mortgage Loans with such frequency and containing such information as Buyer or its permitted assigns may reasonably request. In addition, HMC shall deliver to Buyer on each business day a schedule of Home Equity Loans reflecting current balances and such other information as Buyer may reasonably request.

     (d) Buyer shall, in connection with the exercise of its rights to sell the Mortgage Loans pursuant to Paragraph 11(d) of the Master Repurchase Agreement, have the option to sell the Mortgage Loans on a servicing released basis without the payment of any termination fee to HMC.

17.  FURTHER ASSURANCES. HMC shall promptly provide such further assurances or
     ------------------
     agreements as Buyer may request in order to effect the purposes of the Agreement and the Takeout Assignment.

18.  BUYER AS ATTORNEY-IN-FACT. Buyer is hereby appointed to act after the
     -------------------------
     occurrence and during the continuation of an Event of Default as the attorney-in-fact of HMC for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instruments that Buyer may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, Buyer shall have the right and power after the occurrence and during the continuation of any

     Event of Default to receive, endorse and collect all checks made payable to the order of HMC representing any payment on account of the principal of or interest on any of the Mortgage Loans and to give full discharge for the same.

19.  TRANSACTION PROCEDURES. Buyer may, in its sole discretion, reject any
     ----------------------
     Mortgage Loan from inclusion in a Transaction hereunder for any reason.

20.  REPURCHASE TRANSACTIONS. Buyer may in its sole election engage in
     -----------------------
     repurchase transactions with the Mortgage Loans or otherwise pledge or hypothecate the Mortgage Loans with a counterparty of Buyer's choice; provided, however, that no such transaction by Buyer shall relieve Buyer of
     --------  -------
     its obligations to Seller in connection with the repurchase by Seller of any Mortgage Loans in accordance with the terms of the Agreement.

21.  NEW YORK JURISDICTION; WAIVER OF JURY TRIAL. Seller agrees to submit to
     -------------------------------------------
     personal jurisdiction in the State of New York in any action or proceeding arising out of the Agreement. Buyer and Seller each hereby waives the right of trial by jury in any litigation arising hereunder.

22.  TERMINATION. Notwithstanding any provisions of Paragraph 15 of the Master
     -----------
     Repurchase Agreement to the contrary, this Agreement and all Transactions outstanding hereunder shall terminate automatically without any requirement for notice on September 10, 1998; provided, however, that this Agreement and any Transaction outstanding hereunder may be extended by mutual agreement of Buyer and Seller; and provided further, however, that no such party shall be obligated to agree to such an extension. This Agreement may be cancelled by either party upon giving five (5) days' written notice to the other and so long as no Event of Default shall have occurred and be continuing, except that this Agreement shall, notwithstanding such notice, remain applicable to any Transactions then outstanding.

23.  APPOINTMENT OF AGENT. MLCC hereby appoints MLMCI as its agent for purposes
     --------------------
     of reviewing and executing Confirmations and Funding Requests, determining Market Value, exercising any termination option provided for in Paragraph 11 of these Supplemental Terms, exercising MLCC's rights under any margin maintenance provision of the Agreement, exercising MLCC's rights under the default provisions of the Agreement and such other purposes as MLCC may direct. The appointment of such agent shall not relieve MLCC of its obligations as Buyer hereunder.

24.  BINDING TERMS. All of the covenants, stipulations, promises and agreements
     -------------
     in the Agreement shall bind the successors and assigns of the parties hereto, whether expressed or not.

25.  NOTICES AND OTHER COMMUNICATIONS. Any provision of Paragraph 13 of the
     --------------------------------
     Repurchase Agreement to the contrary notwithstanding, any notice required or permitted by the Agreement shall be in writing (including telegraphic, facsimile or telex communication) and shall be effective and deemed delivered only when received by the party to which it is sent; provided,
                                                                    --------
     however, that a facsimile transmission shall be deemed to be received when
     -------
     transmitted so long as the transmitting machine has provided an electronic confirmation of such transmission. Any such notice shall be sent to a party at the address or facsimile transmission number set forth in Annex II attached hereto.

26.  MAXIMUM TRANSACTION AMOUNT. The aggregate outstanding Repurchase Price for
     --------------------------
     the Mortgage Loans subject to the Agreement as of any date of determination shall not exceed $250,000,000. The aggregate outstanding Repurchase Price for the Mortgage Loans that are Home Equity Loans subject to this Agreement as of any date of determination shall not exceed $100,000,000. The aggregate outstanding Repurchase Price for the Mortgage Loans that are B Quality Non-Conforming Mortgage Loans or C Quality Non-Conforming Mortgage Loans subject to this Agreement as of any date of determination shall not exceed $50,000,000. The aggregate outstanding Repurchase Price for the Mortgage Loans that are Jumbo Mortgage Loans subject to this Agreement as of any date of determination shall not exceed $100,000,000.

27.  EXPENSES. HMC shall pay its own expenses and all reasonable out-of-pocket
     --------
     costs and expenses (including fees and disbursements of counsel): (1) of Buyer incident to the preparation and negotiation of the Agreement, the Custody Agreement, any documents relating thereto, any amendments or waivers thereto, and the protection of the rights of Buyer thereunder, and
     (2) of Buyer incident to the enforcement of payment of amounts due under the Agreement or the Custody Agreement, whether by judicial proceedings or otherwise, including, without limitation, in connection with bankruptcy, insolvency, liquidation, reorganization, moratorium or other similar proceedings involving HMC. Notwithstanding any provision hereof to the contrary, the obligations of HMC under this Paragraph 27 shall be effective and enforceable whether or not any Transaction remains outstanding and shall survive payment of all other obligations owed by HMC to Buyer.

28.  COUNTERPARTS. This Agreement may be executed in any number of counterparts,
     ------------
     each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

29.  INCORPORATION OF TERMS. The Master Repurchase Agreement as supplemented
     ----------------------
     hereby shall be read, taken and construed as one and the same instrument.

                                                                    EXHIBIT A

                                 CONFIRMATION

TO:       Headlands Mortgage Company
          700 Larkspur Landing Circle
          Suite 250
          Larkspur, CA  94939
          Attention: Paul Casellini

FROM:     [Merrill Lynch Mortgage Capital Inc.]
          [Merrill Lynch Credit Corporation
          c/o Merrill Lynch Mortgage Capital Inc.]
          Merrill Lynch World Headquarters
          World Financial Center, North Tower
          New York, New York  10281-1208

RE:

[Merrill Lynch Mortgage Capital Inc. ("MLMCI")] [Merrill Lynch Credit Corporation ("MLCC")] is pleased to confirm your sale and our purchase of the Mortgage Loans described below pursuant to the Master Repurchase Agreement (including the supplemental terms set forth in Annex I thereto), dated as of September 11, 1996 (the "Master Repurchase Agreement") among MLMCI, MLCC and Headlands Mortgage Company under the following terms and conditions:

CREDIT LIMIT (IN THE CASE OF HOME
 EQUITY LOANS):

ORIG. PRINCIPAL AMOUNT OF MORTGAGE LOANS:

CURRENT PRINCIPAL AMOUNT OF MORTGAGE LOANS:

PURCHASE DATE:

REPURCHASE DATE:

PURCHASE PRICE:

PRICING RATE:

MINIMUM REQUIRED MARGIN PERCENTAGE:

PRICE DIFFERENTIAL DUE DATE:

The Master Repurchase Agreement is incorporated by reference into this Confirmation and made a part hereof as if it were fully set forth herein. All capitalized terms used herein but not otherwise defined shall have the meanings specified in the Master Repurchase Agreement.

                              [MERRILL LYNCH MORTGAGE CAPITAL INC.]

                              [MERRILL LYNCH CREDIT CORPORATION
                              BY:    MERRILL LYNCH MORTGAGE CAPITAL
                                     INC.]

                              BY:
                              NAME:
                              TITLE:

                                                                       EXHIBIT B

                                FUNDING REQUEST
                                ===============

                                Request No. ___

            Product  Wire   Loan    Borrower    Loan     Purchase   Market   Takeout   Note   Commitment   Takeout   Maturity
Investor    Type     Date   Number  Last Name   Amount   Price      Value    Date      Rate   Number       Price     Date
--------    ----     ----   ------  ---------   -----    -----      -----    ----      ----   ------       -----     ----



                                        Amount to be
                                        funded by [MLMCI] [MLCC]: $____________



Headlands Mortgage Company

By:    ___________________________

Title: ___________________________

Date:  ___________________________

                                                                       EXHIBIT C



                              [TRADE ASSIGNMENT]

[TRADE INVESTOR]

Gentlemen:

     Attached hereto is a true, correct and complete copy of your confirmation of commitment (the "Commitment"), trade-dated _______________, 19__, to purchase $___________ of mortgage loans (the "Mortgage Loans") referred to therein at a purchase price of ________________. This is to confirm that (i) the Commitment is in full force and effect, (ii) the Commitment has been assigned to Merrill Lynch Mortgage Capital Inc. ("MLMCI"), whose acceptance of such assignment is indicated below, (iii) you will accept delivery of such Mortgage Loans directly from MLMCI and (iv) MLMCI or its designee will receive the payment for such Mortgage Loans. Payment will be made "delivery versus payment" to MLMCI or its designee in immediately available funds. MLMCI shall have the right to require you to fulfill your obligation to purchase the Mortgage Loans.

     Notwithstanding the foregoing, the obligation to delivery the Mortgage Loans to you shall be that of Headlands Mortgage Company (the "Seller") and your sole recourse for the failure of such delivery shall be against the Seller.

     If you have any questions concerning this assignment, please call James B. Cason of MLMCI at (212) 449-1219 immediately.

                                             Very truly yours,

                                             HEADLANDS MORTGAGE COMPANY


                                             By:     __________________________
                                             Title: ___________________________
                                             Date:  ___________________________


Agreed to:

MERRILL LYNCH MORTGAGE CAPITAL INC.

By:    ___________________________
Title: ___________________________
Date:  ___________________________

                                                                       EXHIBIT D


                          INVESTOR COMMITMENT REPORT
                          --------------------------

                                Trade Investor
     Outstanding Funding              or                     Commitment
     Requests (listed by #)     Securitization                 Number
     ----------------------     --------------                 ------

                                   ANNEX II

            Names and Addresses for Communications Between Parties



                      MERRILL LYNCH MORTGAGE CAPITAL INC.
                       Merrill Lynch World Headquarters
                            World Financial Center
                            North Tower - 8th Floor
                           New York, New York  10281
                          Attention:  James B. Cason
                          Telephone:  (212) 449-1219
                           Telecopy:  (212) 449-6673

                          HEADLANDS MORTGAGE COMPANY
                          700 Larkspur Landing Circle
                                   Suite 250
                          Larkspur, California 94939
                          Attention:  Paul Casellini
                          Telephone:  (415) 925-5422
                           Telecopy:  (415) 461-1329


                       MERRILL LYNCH CREDIT CORPORATION
                    c/o Merrill Lynch Mortgage Capital Inc.
                       Merrill Lynch World Headquarters
                            World Financial Center
                            North Tower - 8th Floor
                           New York, New York  10281
                          Attention:  James B. Cason
                          Telephone:  (212) 449-1219
                           Telecopy:  (212) 449-6673

               [MERRILL LYNCH MORTGAGE CAPITAL INC. LETTERHEAD]

                              September 11, 1997

Headlands Mortgage Company
700 Larkspur Landing Circle
Suite 250
Larkspur, California 94939

          Re: Master Repurchase Agreement among Merrill Lynch Mortgage Capital Inc., Merrill Lynch Credit Corporation and Headlands Mortgage
               -------------------------------------------------------------
               Company
               -------

Gentlemen:

          Reference is made to the Master Repurchase Agreement, dated as of September 11, 1997 (the "Agreement"), among Merrill Lynch Mortgage Capital Inc. ("MLMCI"), Merrill Lynch Credit Corporation ("MLCC") and Headlands Mortgage Company (the "Company"). MLCC has appointed MLMCI as its agent under the Agreement. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed in the Agreement.

          This letter is to confirm that MLMCI, acting on behalf of itself and MLCC, and the Company have agreed to renew the terms of the Agreement for a period of one year on an uncommitted basis such that the termination date for the Agreement is extended to September 10, 1998 (the "Revised Termination Date"). Any provision of the Agreement or any other document relating thereto to the contrary notwithstanding, MLMCI, acting on behalf of itself and MLCC, may in its discretion, but is not required to, enter into Transactions under the Agreement from the date hereof to the Revised Termination Date.

          Please confirm our mutual agreement as set forth herein and acknowledge receipt of this confirmation letter by executing the enclosed copy of this letter and returning it to Merrill Lynch Mortgage Capital Inc., Merrill Lynch World Headquarters, World Financial Center, North Tower, 15th Floor, New York, New York 10281, Attention: James B. Cason (telecopy number (212) 449-
3673). If you have any questions concerning this matter, please contact Mr. Cason at (212) 449-1219.

                                             Very truly yours,

                                             MERRILL LYNCH MORTGAGE CAPITAL
                                             INC.


                                             By: /s/ Michael Blum
                                                -----------------
                                             Name:   Michael Blum
                                                  ---------------
                                             Title: Director
                                                   ---------

ACCEPTED, CONFIRMED AND ACKNOWLEDGED:

HEADLANDS MORTGAGE COMPANY

By:  /s/ Paul Casellini
   --------------------
Name:  Paul Casellini
    -----------------
Title: Senior Vice President/Treasurer
       -------------------------------
Dated:  As of September 11, 1997